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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-51193) of The Warnaco Group, Inc. of our report dated August 13, 1999 relating to the financial statements of Authentic Fitness Corporation, which is incorporated by reference in the Current Report on Form 8-K/A of The Warnaco Group, Inc. dated December 16, 1999.

PricewaterhouseCoopers LLP

Los Angeles, California
February 29, 2000